UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 22, 2007

                             ----------------------

                             VIASYS HEALTHCARE INC.
             (Exact Name of Registrant as Specified in Its Charter)

            Delaware                     001-16121            04-3505871
 (State or Other Jurisdiction of        (Commission        (I.R.S. Employer
         Incorporation)                  File Number)      Identification No.)

227 Washington Street, Suite 200
Conshohocken, Pennsylvania                                             19428
(Address of Principal Executive Offices)                              (Zip Code)


                                 (610) 862-0800
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02       Results of Operations and Financial Condition

         On February 22, 2007, VIASYS Healthcare Inc. (the "Company") issued a press release (the "Press Release") announcing its financial results for the three months and year ended December 30, 2006. Further details are contained in the Press Release, which is attached as Exhibit 99.1 to this Report and is incorporated herein by reference.

         In the Press Release, the Company presented its operating income from continuing operations, net income (loss) from continuing operations and diluted earnings (loss) per share from continuing operations in accordance with generally accepted accounting principles ("GAAP") and on a non-GAAP basis (a "non-GAAP financial measure"). A "non-GAAP financial measure" is defined as a numerical measure of a company's financial performance, financial position or cash flows that excludes (or includes) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP in the Company's financial statements. Management does not intend the presentation of non-GAAP financial measures to be considered in isolation or as a substitute for results prepared in accordance with GAAP. Management believes that the non-GAAP financial measures of adjusted operating income from continuing operations, adjusted income from continuing operations after taxes and diluted earnings per share from continuing operations provide investors with an understanding of the Company's core operations from period to period on a comparable basis by eliminating stock-based compensation expense recorded as a result of the adoption of FASB Statement No. 123R, Share-Based Payment, by eliminating certain restructuring charges, by eliminating the write-off of acquired in-process research and development and by eliminating acquisition related costs. Furthermore, in preparing operating plans and forecasts, management relies, in part, on trends in the Company's historical results, exclusive of these items.

         Exhibit 99.1 and the information in this Item 2.02 of this Report are being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 2.05       Costs Associated with Exit or Disposal Activities

On February 13, 2007, the Board of Directors of VIASYS Healthcare Inc. (the "Company") reviewed a restructuring plan to terminate employees and consolidate or co-locate certain European facilities and authorized management to finalize and implement such a restructuring plan. On February 22, 2007, the Company's management finalized the specifics of the restructuring plan. Under the plan, the Company expects to terminate employees and to consolidate or co-locate facilities to lower its cost structure, to bring expenses in line with its core businesses and to enhance the near and long-term profitability of the Company. In connection with the plan, the Company expects to incur a pre-tax restructuring charge of $13.0 million to $16.0 million, including approximately $8.0 million to $10.0 million of severance charges and $5.0 million to $6.0 million in other charges related primarily to lease terminations and asset write-offs. The Company expects the future cash expenditures associated with this restructuring charge to be from $9.0 million to $12.0 million. The estimated expenditures do not take into account any potential favorable tax benefits or any proceeds from related asset divestitures. The Company expects the plan to be substantially complete by the end of the first quarter of 2008.

Item 7.01       Regulation FD Disclosure

The Company expects that free cash flow in 2008 should be approximately $60.0 million to $70.0 million.

Item 9.01       Financial Statements and Exhibits

(c)     Exhibits:

Exhibit No.             Description
-----------             -----------
  99.1                  Press Release dated February 22, 2007 issued by VIASYS
                        Healthcare Inc.

Information Concerning Forward-Looking Statements

Forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995 are made in this Report. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements, including but not limited to, statements regarding our expectation of the restructuring plan, including the expected restructuring charges, the anticipated timing of the plan and the anticipated cash expenditures under the plan and statements regarding the Company's cash flow. Without limiting the foregoing, the words "believes," "expects" and similar expressions are intended to identify forward-looking statements. While the Company may elect to update forward-looking statements in the future, it specifically disclaims any obligation to do so, even if the Company's estimates change, and readers should not rely on those forward-looking statements as representing the Company's views as of any date subsequent to the date of the filing of this Report. There are a number of important factors and uncertainties that could cause our results to differ materially from those indicated by such forward-looking statements, including the Company's ability to carry out the restructuring plan and the other risk factors set forth in the Company's Annual Report on Form 10-K for the year ended December 31, 2005, under the caption "Risk Factors."

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         VIASYS HEALTHCARE INC.
                                         (Registrant)
Date:  February 22, 2007

                                         By:    /s/  Martin P. Galvan
                                                -----------------------
                                                Name:  Martin P. Galvan
                                                Title: Executive Vice President,
                                                       Chief Financial Officer,
                                                       Information Technology,
                                                       Director of Investor
                                                       Relations

                                  EXHIBIT INDEX


Exhibit No.             Description
-----------             -----------
   99.1                 Press Release dated February 22, 2007 issued by VIASYS
                        Healthcare Inc.